SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 29, 2003

(Date of earliest event reported)

READ-RITE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19512	94-2770690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44100 Osgood Road, Fremont, California 94539

(Address of principal executive offices)

(510) 683-6100

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated April 29, 2003, entitled “Read-Rite Announces Second Quarter Fiscal Year 2003 Results.”

Item 9.    Regulation FD Disclosure.

This Current Report on Form 8-K is being furnished to report information pursuant to Item 12—Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12.    Disclosure of Results of Operations and Financial Condition.

On April 29, 2003, Read-Rite Corporation, a Delaware corporation and the registrant herein, issued a press release regarding results for the second quarter ended March 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READ-RITE CORPORATION

By:	/s/ ANDREW C. HOLCOMB
Andrew C. Holcomb
Senior Vice President, Finance and Chief Financial Officer

Date: April 29, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 29, 2003, entitled “Read-Rite Announces Second Quarter Fiscal Year 2003 Results.”